AMENDMENT TO SECOND AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT THIS AMENDMENT TO THE SECOND AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is entered into effective as of September 10th, 2019 (the “Effective Date”), by and among Salarius Pharmaceuticals, LLC, a Delaware limited liability company (the “Private Salarius”), Salarius Pharmaceuticals, Inc. (f/k/a Flex Pharma, Inc.), a Delaware corporation (the “Company”), and Scott Jordan (the “Executive”), an individual residing at the address set forth on the signature page below. RECITALS WHEREAS, Private Salarius and the Executive previously entered into a Second Amended and Restated Executive Employment Agreement on February 6, 2019 and effective as of December 15, 2018 (the “Second Amended and Restated Agreement”); WHEREAS, Section 13 of the Second Amended and Restated Agreement provides that the Second Amended and Restated Agreement shall be binding on and inure to the benefit of Private Salarius and its successors and assigns, and Private Salarius desires to assign the Second Amended and Restated Agreement to the Company; WHEREAS, Section 16 of the Second Amended and Restated Agreement permits the parties to amend or modify its terms by a mutually executed writing; and WHEREAS, the parties desire to amend the Second Amended and Restated Agreement as set forth herein. NOW, THEREFORE, the parties agree as follows: 1. Effective as of the Effective Date, Section 1 of the Second Amended and Restated Agreement is amended by replacing the words “Chief Financial Officer” with the words “Chief Business Officer.” 2. Effective as of the Effective Date, Section 2 of the Second Amended and Restated Agreement is amended and restated in its entirety as follows: “Duties. The Executive shall faithfully perform all duties of the Company related to the position or positions held by the Executive, including, but not limited to, strategic planning, management of investments (, investors and foundations), preparation of business and marketing plans, raising funds, operational oversight of consultants and employees, and such other duties as are typical of the Chief Business Officer of a similarly situated company and such other duties as are prescribed from time to time by the Chief Executive Officer of the Company. Specifically, the Executive’s duties for the Company shall include the following: (a) working as a representative of Company on one or more steering committees which may be established in connection with development alliances with third parties to 1 assist the steering committees to perform their duties under applicable development agreements; (b) Oversee strategic and business development initiatives, public relations, communications and contribute to capital markets activities; and (c) identifying individuals who might be suitable to provide services for Company as an employee, consultant or collaborator. The Executive shall be a full-time and an exempt at-will employee and will devote approximately 40 hours of services per week, with the understanding that Executive will work such hours as are necessary to accomplish the specified goals and objectives, in furtherance of the Company’s best interests. The Executive shall comply with all Company policies, standards, rules and regulations (the “Company Policies”) and all applicable government laws, rules and regulations that are now or hereafter in effect. The Executive acknowledges receipt of copies of all written Company Policies that are in effect as of the date of this Agreement.” 3. Effective as of July 19, 2019, (a) Private Salarius assigns its rights and obligations under the Second Amended and Restated Agreement to the Company, and the Company accepts such assignment and (b) each reference to the “Company” in the Second Amended and Restated Agreement shall refer to the Company. 4. Except to the extent amended hereby, the Second Amended and Restated Agreement, and all of its terms and provisions, are hereby ratified and confirmed in all respects, and shall remain in full force and effect. 5. This Amendment may be executed in any number of counterparts, by facsimile if necessary, each of which shall be an original, but all of which together shall constitute one instrument. [Signature Page Follows] 2

IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the Effective Date. PRIVATE SALARIUS: SALARIUS PHARMACEUTICALS, LLC By: /s/ David J. Arthur David J. Arthur Chief Executive Officer COMPANY: SALARIUS PHARMACEUTICALS, INC. By: /s/ David J. Arthur David J. Arthur Chief Executive Officer Company Address: 2450 Holcombe Blvd. East Suite J-608 Houston, Texas 77021 EXECUTIVE: /s/ Scott Jordan Scott Jordan Address: 3